UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2017

GREAT BASIN SCIENTIFIC, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 E. South Temple, Suite 520, Salt Lake City, UT

(Address of principal executive offices)

84111

(Zip code)

(801) 990-1055

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders

On March 9, 2017, Great Basin Scientific, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) at the offices of Mitchell Silberberg & Knupp LLP, 11377 W. Olympic Blvd., Los Angeles, CA 90064 at 2:00 p.m. local time. At the Special Meeting, stockholders representing 548,940,577 shares of common stock and 107,541,543 shares of Series F Preferred Stock, voting on an as-converted basis (subject to limitations on voting rights as set forth in the certificate of designation for the Series F Preferred Stock) (collectively, the common stock and the as-converted shares of Series F Preferred Stock are referred to as the “Voting Stock”), 83.32% of the Company’s issued and outstanding Voting Stock as of the record date of January 31, 2017, were present in person or by proxy, representing a quorum for the purposes of the Special Meeting. The matters voted on at the Special Meeting and the results of the votes were as follows:

1.       The stockholders approved an amendment to the Company’s Seventh Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.0001, at a ratio between 1-for-1,700 and 1-for-2,000, and to be effective upon a date on or prior to May 31, 2017, such ratio and date to be determined by the Board.

Votes For	Votes Against	Abstentions	Broker Non-Votes
507,209,055	148,646,414	626,651	0

2.       The stockholders approved an amendment to the Company’s Seventh Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 1,500,000,000 shares, par value $0.0001, to 3,000,000,000 shares, par value $0.0001 to be effective at a date to be determined by the Company’s board of directors on or prior to May 31, 2017. There were two votes on the Authorized Share Increase, a vote of the Voting Stock voting as a combined class (common stock and Series F Preferred Stock) and a vote of the common stock voting as a separate class.

Voting Stock Results

Votes For	Votes Against	Abstentions	Broker Non-Votes
506,782,397	149,142,745	556,978	0

Common Stock as Separate Class Results

Votes For	Votes Against	Abstentions	Broker Non-Votes
399,240,854	149,142,745	556,978	0

Based on the tabulated votes set forth above, each of the foregoing proposals was approved. Because the proposals were adopted and approved, the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies was not presented at the Special Meeting.

Item 7.01	Regulation FD.

On March 9, 2017, the Company issued a press release announcing the results of the Special Meeting. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Description
99.1*	Press Release issued March 9, 2017.

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: March 10, 2017	By:	/s/ Ryan Ashton
Name: Ryan Ashton Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1*	Press Release issued March 9, 2017.

*Furnished herewith